UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AerSale Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Aersale* P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! AerSale Corporation Annual Meeting of Stockholders Thursday, June 5, 2025 10:30 AM, Eastern Time Annual meeting to be held virtually via the internet - please visit www.proxydocs.com/ASLE for more information You must register to attend the meeting online at www.proxydocs.com/ASLE Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K and Form of Proxy Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 5, 2025 for stockholders of record as of April 9, 2025 To order paper or email materials, use one of the following methods. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting, go to www.proxydocs.com/ASLE To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 30, 2025. Internet: www.investorelections.com/ASLE Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Aersale* AerSale Corporation Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 5 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL 1. To elect seven nominees named in the accompanying proxy statement to our Board of Directors to serve until the 2026 Annual Meeting of Stockholders; 1.01 Nicolas Finazzo 1.02 Robert B. Nichols 1.03 Lt. General Judith Fedder 1.04 Andrew Levy 1.05 Thomas Mullins 1.06 Carol DiBattiste 1.07 Thomas Mitchell 2. To approve the Second Amendment to the AerSale Corporation 2020 Equity Incentive Plan; 3. To approve, on an advisory basis, the compensation of our named executive officers; 4. To vote, on an advisory bases, on the frequency of future advisory votes to approve named executive officer compensation; 5. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and 6. To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.